UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2026
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 15, 2026, the Board of Trustees (the “Board”) of Brandywine Realty Trust (the “Company”), upon the recommendation of the Board’s Corporate Governance Committee, appointed Terri Herubin as a Trustee of the Board, effective September 15, 2026, to serve until the Company’s 2027 annual meeting of shareholders and will stand for election at that meeting. Concurrent with her appointment to the Board, Ms. Herubin was appointed to the Board’s Audit Committee.
Ms. Herubin is an accomplished real estate investment executive and public company director with extensive experience in institutional portfolio management, asset management, fund leadership and corporate governance. Ms. Herubin previously served on the Board from 2018 to 2024, including as chair of the Corporate Governance Committee and as a member of the Audit Committee. Her executive experience includes serving as Senior Investment Officer for Real Estate at the Los Angeles County Employees Retirement Association, where she managed Core and Non-Core real estate investments, and as Senior Managing Director at Greystar, where she led the firm’s open-end funds platform and national asset management group. Earlier in her career, she held senior real estate investment roles with The United Group, The Townsend Group, Barings, Angelo Gordon, and the New York State Teachers’ Retirement System. Ms. Herubin has been active in leading industry and governance organizations, including the National Council of Real Estate Investment Fiduciaries, the Pension Real Estate Association, the National Association of Corporate Directors, and the Urban Land Institute.
There are no arrangements or understandings between Ms. Herubin and the Company or any other person pursuant to which Ms. Herubin was appointed as a Trustee of the Company. Ms. Herubin is not related to any officer or Trustee of the Company, and there are no transactions or relationships between Ms. Herubin and the Company that would be required to be reported under Item 404(a) of Regulation S-K. Ms. Herubin will receive compensation for Board service in accordance with the standard compensation arrangements for non-employee Trustees, on a prorated basis for the current year, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 7, 2026 and as updated from time to time.

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer
Date: September 17, 2026